MFS(R) RESEARCH INTERNATIONAL FUND

                                MFS(R) VALUE FUND

                    MASSACHUSETTS INVESTORS GROWTH STOCK FUND

                                MFS(R) BOND FUND

                          MFS(R) STRATEGIC INCOME FUND

                       MFS(R) EMERGING MARKETS EQUITY FUND

                           MFS(R) EMERGING GROWTH FUND

                          MASSACHUSETTS INVESTORS TRUST

                           MFS(R) MID CAP GROWTH FUND

                        MFS(R) GOVERNMENT SECURITIES FUND

                      MFS(R) INTERNATIONAL INVESTORS TRUST


          Supplement to the Current Statement of Additional Information

During the period from May 3, 2001 through July 31, 2001, unless extended by MFS Fund Distributors, Inc. (MFD) (the Sales Period), MFD will pay A.G. Edwards (the Dealer) the commission described below on Class A, B and C shares of the above-referenced funds in connection with two asset allocation models created by
A. G. Edwards mutual fund research. These models are called Growth and Income and Growth.

The asset allocation models will be available on one ticket and MFD will pay 100% of the applicable sales charge on sales of Class A shares, an additional commission equal to 0.50% of the net asset value of all of the Class B shares, and an additional commission equal to 0.25% of the net asset value of all of the Class C shares sold by the Dealer during the Sales Period in connection with each asset allocation model.


                   The date of this Supplement is May 3, 2001.